Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Agreement”) dated as of October 5, 2005 and effective as of October 6, 2005, is made by and among J.B. HUNT TRANSPORT SERVICES, INC., an Arkansas corporation (the “Borrower”), the banks and other financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties hereto (collectively the “Banks” and individually a “Bank”), SUNTRUST BANK, LASALLE BANK NATIONAL ASSOCIATION, DEUTSCHE BANK AG NEW YORK BRANCH and THE BANK OF TOKYO-MITSUBISHI, LTD. (collectively the “Co-Syndication Agents” and individually a “Syndication Agent”) and BANK OF AMERICA, N.A. (“Bank of America”), a national banking association, as administrative agent for the Banks hereunder (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Banks have entered into that certain Credit Agreement dated as of April 27, 2005 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; the capitalized terms as used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Banks have made available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has advised the Administrative Agent and the Banks that the Borrower desires to amend certain provisions of the Credit Agreement as set forth herein in connection with adjustments to the Permitted Securitized Receivables Transaction and the ability of J.B. Hunt Transport, Inc. to guarantee Indebtedness permitted under the Credit Agreement, and the Administrative Agent and the Banks have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Permitted Securitized Receivables Transaction” in Section 1.1 is hereby amended by deleting “$100,000,000” where it appears therein and inserting “$200,000,000” in lieu thereof.

(b)                                 Section 9.6 is hereby amended by inserting the following proviso at the end of such section:

“; provided, however, notwithstanding the foregoing, Transport may guaranty Indebtedness of the Borrower permitted under this Agreement.”

2.                                       Conditions Precedent.  The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a)                                  The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)                                     fourteen (14) original counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, and the Majority Banks, together with all schedules and exhibits thereto duly completed;

(ii)                                  such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require.

(b)                                 payment of (i) all reasonable out of pocket fees and expenses of counsel to the Administrative Agent incurred in connection with the execution and delivery of this Agreement to the extent invoiced prior to the date hereof; and (ii) all other fees agreed to be paid.

3.                                       Reaffirmation by each Guarantor.  Each Guarantor hereby consents, acknowledges and agrees to the amendments of the Credit Agreement set forth herein.

4.                                       Representations and Warranties.  In order to induce the Administrative Agent and the Banks to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Banks as follows:

(a)                                  The representations and warranties of (i) the Borrower contained in Article VII (after giving effect to this Agreement) and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in Section 7.4 shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 8.1.

(b)                                 There does not exist any pending or threatened action, suit, investigation or proceeding in any court or before any arbitrator or Governmental Authority that purports to affect any transaction contemplated under this Agreement or the ability of the Borrower to perform its respective obligations under this Agreement;

(c)                                  There has not occurred since December 31, 2004, any event or events which, individually or in the aggregate, would reasonably be expected to have a Materially Adverse Effect; and

(d)                                 No Default has occurred and is continuing.

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5.                                       Entire Agreement.  This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.  No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other.  None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 14.1 of the Credit Agreement.

6.                                       Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

7.                                       Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8.                                       Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

9.                                       Enforceability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.                                 References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Banks, and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Required Banks, may not assign any rights, powers, duties or obligations hereunder.

12.                                 Expenses.  The Borrower agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

J.B. HUNT TRANSPORT SERVICES, INC.

By:
Name:
Title:

J.B. HUNT TRANSPORT, INC.

By:
Name:
Title:

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BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Bank

By:
Name:
Title:

SUNTRUST BANK, as Co-Syndication Agent and as a Bank

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as Co-Syndication Agent and as a Bank

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Co-Syndication Agent and as a Bank

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.,
as Co-Syndication Agent and as a Bank

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Bank

By:
Name:
Title:

REGIONS BANK, as a Bank

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Bank

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a
Bank

By:
Name:
Title:

SCHEDULE 1(a)

TO SENIOR REVOLVING CREDIT FACILITY

BANKS’ COMMITMENTS

Bank	Commitment	Percentage
Bank of America, N.A.	$29,000,000.00	14.5000%
SunTrust Bank	$24,000,000.00	12.0000%
LaSalle Bank National Association	$24,000,000.00	12.0000%
Deutsche Bank AG New York Branch	$24,000,000.00	12.0000%
The Bank of Tokyo-Mitsubishi, Ltd.	$24,000,000.00	12.0000%
JPMorgan Chase Bank, N.A.	$15,000,000.00	7.5000%
Regions Bank	$15,000,000.00	7.5000%
Branch Banking and Trust Company	$15,000,000.00	7.5000%
UBS Loan Finance LLC	$15,000,000.00	7.5000%
U.S. Bank National Association	$15,000,000.00	7.5000%

TOTAL	$200,0000,000.00	100.0000%